[logo] M F S(R)                                               ANNUAL REPORT
INVESTMENT MANAGEMENT                                         DECEMBER 31, 2002

[graphic omitted]

                A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)
                MFS(R) GLOBAL EQUITY
                SERIES


-------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
           NOT A DEPOSIT       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
-------------------------------------------------------------------------------

MFS(R) GLOBAL EQUITY SERIES

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

             NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES

JEFFREY L. SHAMES* (born 06/02/55) Trustee,              LAWRENCE T. PERERA (born 06/23/35) Trustee
Chairman                                                 Hemenway & Barnes (attorneys), Partner
Massachusetts Financial Services Company, Chairman
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
JOHN W. BALLEN* (born 09/12/59) Trustee and              Private investor; Harvard University Graduate
President                                                School of Business Administration, Class of 1961,
Massachusetts Financial Services Company, Chief          Adjunct Professor in Entrepreneurship Emeritus;
Executive Officer and Director                           CBL & Associates Properties, Inc. (real estate
                                                         investment trust), Director
KEVIN J. PARKE* (born 12/14/59) Trustee
Massachusetts Financial Services Company, Chief          J. DALE SHERRATT (born 09/23/38) Trustee
Investment Officer, President and Director               Insight Resources, Inc. (acquisition planning
                                                         specialists), President; Wellfleet Investments
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           (investor in health care companies), Managing
Brigham and Women's Hospital, Chief of Cardiac           General Partner (since 1993); Cambridge
Surgery; Harvard Medical School, Professor of            Nutraceuticals (professional nutritional
Surgery                                                  products), Chief Executive Officer (until May
                                                         2001); Paragon Trade Brands, Inc. (disposable
WILLIAM R. GUTOW (born 09/27/41) Trustee                 consumer products), Director
Private investor and real estate consultant;
Capitol Entertainment Management Company (video          ELAINE R. SMITH (born 04/25/46) Trustee
franchise), Vice Chairman                                Independent health care industry consultant

J. ATWOOD IVES (born 05/01/36) Trustee                   WARD SMITH (born 09/13/30) Trustee
Private investor; KeySpan Corporation (energy            Private investor; Sundstrand Corporation
related services), Director; Eastern Enterprises         (manufacturer of highly engineered products for
(diversified services company), Chairman, Trustee        industrial and aerospace applications), Director
and Chief Executive Officer (until November 2000)        (until June 1999)

ABBY M. O'NEILL (born 04/27/28) Trustee
Private investor; Rockefeller Financial Services,
Inc. (investment advisers), Chairman and Chief
Executive Officer

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               RICHARD M. HISEY (born 08/29/58) Treasurer
Chairman                                                 Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Chairman       Vice President (since July 2002); The Bank of New
                                                         York, Senior Vice President (September 2000 to
JOHN W. BALLEN (born 09/12/59) Trustee and               July 2002); Lexington Global Asset Managers, Inc.,
President                                                Executive Vice President and General Manager
Massachusetts Financial Services Company, Chief          (prior to September 2000)
Executive Officer and Director
                                                         ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Massachusetts Financial Services Company, Vice
Secretary and Assistant Clerk                            President
Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             JAMES O. YOST (born 06/12/60) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Senior
STEPHEN E. CAVAN (born 11/06/53) Secretary and           Vice President
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

ROBERT R. FLAHERTY (born 09/18/63) Assistant
Treasurer
Massachusetts Financial Services Company, Vice
President (since August 2000); UAM Fund Services,
Senior Vice President (prior to August 2000)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Ives, Perera, Poorvu, Sherratt and Smith, and Mses. O'Neill and
Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 112 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGER                                        individuals, call toll free: 1-800-637-6576 any
David R. Mannheim+                                       business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIANS                                               with a Telecommunications Device for the Deaf.)
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110                    For share prices, account balances, exchanges or
                                                         stock and bond outlooks, call toll free:
JP Morgan Chase Bank                                     1-800-MFS-TALK (1-800-637-8255) anytime from a
One Chase Manhattan Plaza                                touch-tone telephone.
New York, NY 10081
                                                         WORLD WIDE WEB
AUDITORS                                                 www.mfs.com
Deloitte & Touche LLP

INVESTOR INFORMATION
For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).


+ MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Contract Owners,
One can always find reasons not to invest. After three tough years in a row, it is only natural that investors -- especially stock investors -- may feel discouraged. People have fled in record numbers to the perceived safety of government bonds. Some folks are claiming they'll never invest in the stock market again.

However, historically the best times to invest in stocks and corporate bonds have been times like the present, when investors are feeling most worried and discouraged. Looking back at the late 1980s and early 1990s, for example -- when a banking crisis, a junk bond debacle, and a collapse in consumer confidence gave many investors sleepless nights -- we can see that that period ushered in the bull market of the 1990s.

REASONS FOR OPTIMISM
We would also argue that beyond the negative headlines, much of the longer-term news in the past several months has been positive. Although many feared a "double-dip" recession last year, it did not happen. The U.S. economy grew modestly throughout 2002, and the consensus view seems to be for continued slow growth in 2003. Wages and worker productivity, according to the U.S. Labor Department, have been rising over the past year. We have seen companies in general become leaner and stronger, and corporate profits have slowly begun to recover. Corporate accounting scandals, which dragged down investor confidence and the market for much of last year, seem to be largely behind us.

IN OUR VIEW, A TIME OF OPPORTUNITY
Of course, there are always reasons to be concerned about the markets. As I write this in mid-January, political issues in Iraq and North Korea remain a potential problem. Unemployment, while still relatively moderate by historical standards, has risen to a level that may affect consumer spending. We would also caution that, although stock valuations have fallen dramatically over the past several years, some areas of the market may still be highly valued.

However, our experience during nearly eight decades of investing has been that markets have always been cyclical and that investors may miss opportunities by waiting for all signs to indicate the cycle is turning up. It is impossible to call a market bottom, except in retrospect, and no one can say for certain whether the market will head up or down over the near term. But this seems to us like a particularly important time to take a long-term view.

These are issues best discussed with your investment professional, who is familiar with your risk tolerance, your individual goals, and your financial situation. But we would point out that times of great disappointment and uncertainty have often been periods of opportunity for long-term investors, and, in our view, we may be in the midst of such a period.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    January 15, 2003

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Contract Owners,
For the 12 months ended December 31, 2002, Initial Class shares of the series provided a total return of -11.89% and Service Class shares -11.65%. These returns, which include the reinvestment of any dividends and capital gains distributions, compare with a return of -19.54% over the same period for the series' benchmark, the Morgan Stanley Capital International (MSCI) World Index. The MSCI World Index is an unmanaged market-capitalization-weighted total return index that measures the performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand, and the Far East.

A DIFFICULT MARKET ENVIRONMENT
The period began on an upbeat note but, in the end, proved quite challenging. A global market rally that began in the fourth quarter of 2001 continued into early 2002. By late winter of 2002, however, we saw the beginning of a strong downdraft that lasted for much of the year. The major factor, in our view, was an expected earnings recovery that didn't happen. Going into 2002, we think investors expected U.S. firms to lead a global recovery in corporate earnings in the second half of the year. When it became clear that was not happening, growth expectations fell around the globe, and stock prices followed them downward. Additional factors such as international tension over Iraq and corporate accounting scandals in the United States added to global markets' woes.

In the final quarter of 2002, stock markets reversed direction again, rising on news that third-quarter earnings, while not robust, had at least not been disappointing. For the period overall, however, most equity market indices still showed double-digit declines.

SECTOR WEIGHTINGS AND STOCK SELECTION HELPED PERFORMANCE
While the portfolio did not escape the global downturn, sector weightings and stock selection did help us outperform the market, as measured by our benchmark. Results were helped by our overweighted positions in sectors that declined less than the overall market, including basic materials, health care, and consumer staples. The latter sector comprised some of the fund's better-performing holdings, such as Reckitt Benckiser, the world's largest maker of household cleaning products.

In addition, the fund benefited by being underweighted in technology, one of the worst-performing sectors over the period. We also benefited from strong stock selection within technology: holdings such as printer manufacturer Canon performed better than the majority of technology firms.

TELECOMM POSITIONS DETRACTED FROM PERFORMANCE
Telecommunications holdings were an area that hurt performance, as the industry continued to suffer globally from overcapacity that drove prices down. Individual positions in other sectors also detracted from results, including Charter Communications, a cable firm that had accounting issues, and Wyeth, a pharmaceutical company whose stock declined on bad news about one of its female hormone replacement drugs. Both stocks were sold out of the portfolio over the period.

AREAS OF OPPORTUNITY
Looking ahead, media and health care are two areas where we see increasing opportunity. Advertising spending, which had fallen off sharply in the recession, began to strengthen over the period, benefiting advertising-sensitive media firms such as newspapers and broadcasters.

In the health care sector, valuations have been beaten down by factors that we think may be short term, including a large volume of drugs going off patent and, in the United States, an apparent slowdown in government approvals of new drugs. In the longer term, we think health care is still a growth area, especially considering the aging of the global population.

LOOKING AHEAD
At the end of the period, the outlook for corporate profits and earnings seemed very murky to us and to many market watchers; we would not venture to predict whether the next several months may bring a further market downturn or a recovery.

As always, we have tried to position the portfolio for the next several years, rather than trying to profit from short-term events. In the longer term, we think sustainable corporate earnings growth will revert to its historical norm, roughly in the high single digits. Our goal is to seek out companies that we think are selling at attractive valuations and may deliver earnings growth that is higher than the market average. We believe our research has enabled us to find such long-term opportunities for the portfolio.

    Respectfully,

/s/ David R. Mannheim

    David R. Mannheim
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

David R. Mannheim is Senior Vice President and Director of Core Portfolio Management of MFS Investment Management(R) (MFS(R)). He is portfolio manager of the global and international equity portfolios of our mutual funds, variable annuities, institutional accounts, and offshore investment products.

David joined MFS in 1988 and was named Vice President and portfolio manager in 1992, Senior Vice President in 1997, Director of International Equity Portfolio Management in 1999, and Director of Core Portfolio Management in August 2001.

He is a graduate of Amherst College and the MIT Sloan School of Management.

All equity portfolio managers began their careers at MFS as research analysts. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.


This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

SERIES FACTS

Objective: Seeks capital appreciation.

Commencement of investment operations: May 3, 1999

Class inception: Initial Class  May 3, 1999
                 Service Class  May 1, 2000

Size: $7.4 million net assets as of December 31, 2002

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the series in comparison to its benchmark. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. It is not possible to invest directly in an index. (See Notes to Performance Summary.)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the series' investment operations, May 3, 1999, through December 31, 2002. Index information is from May 1, 1999.)

                              MFS Global
                            Equity Series -
                             Initial Class         MSCI World Index
            "5/99"             $10,000                 $10,000
            "12/99"             12,383                  11,623
            "12/00"             11,505                  10,122
            "12/01"             10,360                   8,449
            "12/02"              9,128                   6,798

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2002

INITIAL CLASS
                                                1 Year      3 Years       Life*
-------------------------------------------------------------------------------
Cumulative Total Return                        -11.89%      -26.28%      -8.72%
-------------------------------------------------------------------------------
Average Annual Total Return                    -11.89%      - 9.67%      -2.46%
-------------------------------------------------------------------------------

SERVICE CLASS
                                                1 Year      3 Years       Life*
-------------------------------------------------------------------------------
Cumulative Total Return                        -11.65%      -26.03%      -8.40%
-------------------------------------------------------------------------------
Average Annual Total Return                    -11.65%      - 9.56%      -2.37%
-------------------------------------------------------------------------------

COMPARATIVE INDEX(+)
                                                1 Year      3 Years       Life*
-------------------------------------------------------------------------------
MSCI World Index#                              -19.54%      -16.37%      -9.99%
-------------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, May 3, 1999, through December 31, 2002. Index information is from
    May 1, 1999.
(+) Average annual rate of return.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.25% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance shown is higher than it would have been had Service Class shares been offered for the entire period.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts. Periods less than one year are actual, not annualized.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A CONTRACT OWNER WOULD PAY ON DISTRIBUTIONS OR THE REDEMPTION OF CONTRACT UNITS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN.

RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

These risks may increase unit price volatility. Please see the prospectus for details.

PORTFOLIO OF INVESTMENTS - December 31, 2002

Stocks - 93.3%
-----------------------------------------------------------------------------------------------------------------
ISSUER                                                                                    SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------
Foreign Stocks - 57.7%
  Australia - 3.0%
    News Corp Ltd. (Media)*                                                               15,999       $  103,314
    QBE Insurance Group Ltd. (Insurance)*                                                 25,044          114,811
                                                                                                       ----------
                                                                                                       $  218,125
-----------------------------------------------------------------------------------------------------------------
  Bermuda - 1.7%
    Ace Ltd. (Insurance)                                                                   4,250       $  124,695
-----------------------------------------------------------------------------------------------------------------
  Canada - 2.6%
    BCE, Inc. (Telecommunications)                                                         4,844       $   87,420
    Canadian National Railway Co. (Railroad)                                               1,115           46,339
    Canadian Natural Resources Ltd. (Oil Services)                                         1,260           37,341
    Talisman Energy, Inc. (Oils)                                                             550           19,800
                                                                                                       ----------
                                                                                                       $  190,900
-----------------------------------------------------------------------------------------------------------------
  France - 9.6%
    Aventis S.A. (Pharmaceuticals)                                                         1,830       $   99,373
    Bouygues S.A. (Construction)                                                           2,350           65,578
    Cap Gemini S.A. (Computer Services)                                                    1,170           26,713
    Carrefour S.A. (Supermarket)                                                           1,710           76,060
    L'Air Liquide S.A. (Gas)                                                                 990          130,454
    Sanofi-Synthelabo S.A. (Medical & Health Products)                                     1,920          117,242
    STMicroelectronics N.V. (Electronics)                                                  2,920           57,180
    Total Fina Elf S.A., "B" (Oils)                                                          940          134,113
                                                                                                       ----------
                                                                                                       $  706,713
-----------------------------------------------------------------------------------------------------------------
  Germany - 1.7%
    Bayerische Motoren Werke AG (Automotive)                                               1,720       $   52,145
    Linde AG (Gas)                                                                         1,990           73,014
                                                                                                       ----------
                                                                                                       $  125,159
-----------------------------------------------------------------------------------------------------------------
  Ireland - 0.7%
    Irish Life & Permanent PLC (Financial Institutions)                                    4,670       $   50,424
-----------------------------------------------------------------------------------------------------------------
  Italy - 0.4%
    Snam Rete Gas (Natural Gas)                                                            7,890       $   26,881
-----------------------------------------------------------------------------------------------------------------
  Japan - 5.9%
    Canon, Inc. (Business Machines)                                                        2,000       $   75,303
    Chugai Pharmaceutical Co., Ltd. (Pharmaceuticals)                                      8,000           76,146
    Credit Saison Co., Ltd. (Financial Services)                                           1,400           23,880
    Honda Motor Co., Ltd. (Automotive)                                                     2,100           77,653
    Nissan Motor Co. (Automotive)                                                          7,700           60,059
    Ono Pharmaceutical Co., Ltd. (Pharmaceuticals)                                         1,000           30,239
    Shiseido Co., Ltd. (Consumer Products)                                                 5,000           64,985
    Tokyo Broadcasting System, Inc. (Broadcasting)                                         2,000           25,135
                                                                                                       ----------
                                                                                                       $  433,400
-----------------------------------------------------------------------------------------------------------------
  Mexico - 0.3%
    Coca-Cola Femsa S.A., ADR (Beverages)                                                  1,470       $   26,313
-----------------------------------------------------------------------------------------------------------------
  Netherlands - 5.9%
    Akzo Nobel N.V. (Chemicals)                                                            3,740       $  118,521
    Elsevier N.V. (Publishing)                                                            12,040          147,041
    Unilever N.V. (Consumer Goods & Services)                                              2,530          155,286
    Vodafone Libertel N.V. (Cellular Phones)*                                              1,520           16,221
                                                                                                       ----------
                                                                                                       $  437,069
-----------------------------------------------------------------------------------------------------------------
  Singapore - 0.9%
    DBS Group Holdings Ltd. (Financial Services)                                           6,530       $   41,420
    Haw Par Corp. Ltd. (Conglomerate)                                                        204              383
    United Overseas Bank Ltd. (Banks & Credit Cos.)                                        4,000           27,217
                                                                                                       ----------
                                                                                                       $   69,020
-----------------------------------------------------------------------------------------------------------------
  South Korea - 0.3%
    Samsung Electronics (Electronics)                                                         90       $   23,832
-----------------------------------------------------------------------------------------------------------------
  Spain - 3.1%
    Gas Natural SDG S.A. (Gas)                                                             3,340       $   63,269
    Iberdrola S.A. (Utilities - Electric)                                                  5,930           82,989
    Telefonica, S.A. (Telecommunications)                                                  9,000           80,478
                                                                                                       ----------
                                                                                                       $  226,736
-----------------------------------------------------------------------------------------------------------------
  Sweden - 0.2%
    Saab AB, "B" (Aerospace)                                                               1,460       $   16,131
-----------------------------------------------------------------------------------------------------------------
  Switzerland - 6.8%
    Novartis AG (Medical & Health Products)                                                2,520       $   91,940
    Syngenta AG (Chemicals)                                                                4,750          274,976
    Synthes-Stratec, Inc. (Medical & Health Products)                                        119           72,977
    UBS AG (Financial Services)                                                            1,263           61,378
                                                                                                       ----------
                                                                                                       $  501,271
-----------------------------------------------------------------------------------------------------------------
  United Kingdom - 14.6%
    BOC Group PLC (Chemicals)                                                              7,380       $  105,458
    BP Amoco PLC (Oils)*                                                                  11,317           77,762
    British Sky Broadcasting Group PLC (Broadcasting)                                      5,950           61,183
    Capital Radio PLC (Broadcasting)                                                       2,140           17,537
    Diageo PLC (Food & Beverage Products)*                                                22,376          243,050
    GlaxoSmithKline PLC (Medical Products & Pharmaceuticals)                               3,690           70,780
    Granada Compass PLC (Media)*                                                          42,310           54,298
    NEXT PLC (Retail)                                                                      5,210           61,748
    Reckitt Benckiser PLC (Consumer Goods & Services)*                                     8,850          171,609
    Royal Bank of Scotland Group PLC (Banks & Credit Cos.)*                                4,043           96,809
    Vodafone Group PLC (Telecommunications)                                               39,910           72,733
    William Hill PLC (Gaming)                                                             11,520           42,081
                                                                                                       ----------
                                                                                                       $1,075,048
-----------------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                                   $4,251,717
-----------------------------------------------------------------------------------------------------------------
U.S. Stocks - 35.6%
  Apparel & Textiles - 1.0%
    Nike, Inc., "B"                                                                        1,600       $   71,152
-----------------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 1.7%
    SouthTrust Corp.                                                                       2,250       $   55,912
    SunTrust Banks, Inc.                                                                   1,280           72,858
                                                                                                       ----------
                                                                                                       $  128,770
-----------------------------------------------------------------------------------------------------------------
  Biotechnology - 0.9%
    Guidant Corp.*                                                                         2,040       $   62,934
-----------------------------------------------------------------------------------------------------------------
  Business Machines - 1.8%
    Hewlett-Packard Co.                                                                    3,700       $   64,232
    International Business Machines Corp.                                                    840           65,100
                                                                                                       ----------
                                                                                                       $  129,332
-----------------------------------------------------------------------------------------------------------------
  Business Services - 0.9%
    ARAMARK Corp.*                                                                         2,680       $   62,980
-----------------------------------------------------------------------------------------------------------------
  Chemicals - 0.9%
    Air Products & Chemicals, Inc.                                                         1,620       $   69,255
-----------------------------------------------------------------------------------------------------------------
  Computer Software - 0.8%
    Oracle Corp.*                                                                          5,450       $   58,860
-----------------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 0.7%
    Microsoft Corp.*                                                                       1,000       $   51,700
-----------------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 0.7%
    Alberto Culver Co.                                                                     1,000       $   50,400
-----------------------------------------------------------------------------------------------------------------
  Energy - 0.5%
    ConocoPhillips                                                                           709       $   34,309
-----------------------------------------------------------------------------------------------------------------
  Entertainment - 2.6%
    AOL Time Warner, Inc.*                                                                 6,810       $   89,211
    Viacom, Inc., "B"*                                                                     2,590          105,568
                                                                                                       ----------
                                                                                                       $  194,779
-----------------------------------------------------------------------------------------------------------------
  Financial Institutions - 2.4%
    Citigroup, Inc.                                                                        1,900       $   66,861
    Goldman Sachs Group, Inc.                                                                830           56,523
    Merrill Lynch & Co., Inc.                                                              1,460           55,407
                                                                                                       ----------
                                                                                                       $  178,791
-----------------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 2.9%
    Kellogg Co.                                                                            1,830       $   62,714
    PepsiCo, Inc.                                                                          2,460          103,861
    The J.M. Smucker Co.                                                                   1,130           44,986
                                                                                                       ----------
                                                                                                       $  211,561
-----------------------------------------------------------------------------------------------------------------
  Industrial Gases - 2.2%
    Praxair, Inc.                                                                          2,820       $  162,911
-----------------------------------------------------------------------------------------------------------------
  Insurance - 4.5%
    Allstate Corp.                                                                         1,990       $   73,610
    CIGNA Corp.                                                                            1,180           48,522
    MetLife, Inc.                                                                          2,630           71,115
    Safeco Corp.                                                                           2,230           77,314
    The St. Paul Cos., Inc.                                                                1,690           57,545
                                                                                                       ----------
                                                                                                       $  328,106
-----------------------------------------------------------------------------------------------------------------
  Medical & Health Products - 4.0%
    Eli Lilly & Co.                                                                        1,160       $   73,660
    Johnson & Johnson Co.                                                                  1,320           70,897
    Merck & Co., Inc.                                                                      1,340           75,858
    Pfizer, Inc.                                                                           2,490           76,119
                                                                                                       ----------
                                                                                                       $  296,534
-----------------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 1.5%
    IMS Health, Inc.                                                                       2,250       $   36,000
    Lincare Holdings, Inc.*                                                                2,450           77,469
                                                                                                       ----------
                                                                                                       $  113,469
-----------------------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 1.2%
    Yum! Brands, Inc.*                                                                    3,660           88,645
-----------------------------------------------------------------------------------------------------------------
  Retail - 1.3%
    Home Depot, Inc.                                                                       3,840       $   92,006
-----------------------------------------------------------------------------------------------------------------
  Supermarkets - 0.8%
    Safeway, Inc.*                                                                         2,570       $   60,035
-----------------------------------------------------------------------------------------------------------------
  Telecommunications - 1.5%
    AT&T Corp.                                                                               452       $   11,802
    BellSouth Corp.                                                                        2,680           69,331
    SBC Communications, Inc.                                                               1,170           31,719
                                                                                                       ----------
                                                                                                       $  112,852
-----------------------------------------------------------------------------------------------------------------
  Transportation - 0.8%
    Fedex Corp.                                                                            1,110       $   60,184
-----------------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                                      $2,619,565
-----------------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $6,902,531)                                                             $6,871,282
-----------------------------------------------------------------------------------------------------------------

Repurchase Agreement - 5.8%
-----------------------------------------------------------------------------------------------------------------
                                                                                PRINCIPAL AMOUNT
                                                                                   (000 OMITTED)
-----------------------------------------------------------------------------------------------------------------
    Merrill Lynch dated 12/31/02, due 1/02/03, total to be received $424,941
      (secured by various U.S. Treasury and Federal Agency Obligations in a
      jointly traded account), at Cost                                                      $425       $  424,913
-----------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $7,327,444)                                                        $7,296,195

Other Assets, Less Liabilities - 0.9%                                                                      67,820
-----------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                                    $7,364,015
-----------------------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
DECEMBER 31, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $7,327,444)               $ 7,296,195
  Investment of cash collateral for securities loaned, at
    identified cost and value                                           519,809
  Cash                                                                      137
  Foreign currency, at value (identified cost, $303)                        303
  Receivable for series shares sold                                      60,617
  Interest and dividends receivable                                      10,755
                                                                    -----------
      Total assets                                                  $ 7,887,816
                                                                    -----------
Liabilities:
  Payable for series shares reacquired                              $     3,764
  Collateral for securities loaned, at value                            519,809
  Payable to affiliates -
    Management fee                                                          198
    Reimbursement fee                                                        30
                                                                    -----------
      Total liabilities                                             $   523,801
                                                                    -----------
Net assets                                                          $ 7,364,015
                                                                    ===========
Net assets consist of:
  Paid-in capital                                                   $ 8,784,055
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                        (31,002)
  Accumulated net realized loss on investments and foreign
    currency transactions                                            (1,394,189)
  Accumulated undistributed net investment income                         5,151
                                                                    -----------
      Total                                                         $ 7,364,015
                                                                    ===========
Shares of beneficial interest outstanding                             866,687
                                                                      =======
Initial Class shares:
  Net asset value per share
    (net assets of $7,363,867 / 866,670 shares of beneficial
    interest outstanding)                                              $8.50
                                                                       =====
Service Class shares:
  Net asset value per share
    (net assets of $148.46 / 17.316 shares of beneficial
    interest outstanding)                                              $8.57
                                                                       =====

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2002
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                         $ 101,647
    Interest                                                              8,354
    Foreign taxes withheld                                               (8,017)
                                                                      ---------
      Total investment income                                         $ 101,984
                                                                      ---------
  Expenses -
    Management fee                                                    $  60,438
    Trustees' compensation                                                1,249
    Shareholder servicing agent fee                                       2,128
    Distribution fee (Service Class)                                          0*
    Administrative fee                                                      562
    Custodian fee                                                        13,390
    Printing                                                             16,113
    Postage                                                                  14
    Auditing fees                                                        31,400
    Legal fees                                                            1,128
    Miscellaneous                                                           677
                                                                      ---------
      Total expenses                                                  $ 127,099
    Fees paid indirectly                                                   (201)
    Reduction of expenses by investment adviser                         (57,394)
                                                                      ---------
      Net expenses                                                    $  69,504
                                                                      ---------
        Net investment income                                         $  32,480
                                                                      ---------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                           $(855,277)
    Foreign currency transactions                                         4,692
                                                                      ---------
      Net realized loss on investments and foreign currency
        transactions                                                  $(850,585)
                                                                      ---------
  Change in unrealized appreciation -
    Investments                                                       $  81,114
    Translation of assets and liabilities in foreign currencies             240
                                                                      ---------
      Net unrealized gain on investments and foreign currency
        translation                                                   $  81,354
                                                                      ---------
        Net realized and unrealized loss on investments and
          foreign currency                                            $(769,231)
                                                                      ---------
          Decrease in net assets from operations                      $(736,751)
                                                                      =========

* Amount was less than $(1).

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                                                   2002                  2001
--------------------------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income                                                             $   32,480            $   22,859
  Net realized loss on investments and foreign currency transactions                  (850,585)             (503,509)
  Net unrealized gain (loss) on investments and foreign currency translation            81,354               (43,788)
                                                                                    ----------            ----------
    Decrease in net assets from operations                                          $ (736,751)           $ (524,438)
                                                                                    ----------            ----------
Distributions declared to shareholders -
  From net investment income (Initial Class)                                        $  (32,001)           $  (14,406)
  From net investment income (Service Class)                                                (0)*                  (0)*
  In excess of net realized gain on investments and foreign currency
    transactions (Initial Class)                                                          --                  (5,592)
  In excess of net realized gain on investments and foreign currency
    transactions (Service Class)                                                          --                      (0)*
                                                                                    ----------            ----------
    Total distributions declared to shareholders                                    $  (32,001)           $  (19,998)
                                                                                    ----------            ----------
Net increase in net assets from series share transactions                           $2,510,009            $1,497,511
                                                                                    ----------            ----------
    Total increase in net assets                                                    $1,741,257            $  953,075
Net assets:
  At beginning of year                                                               5,622,758             4,669,683
                                                                                    ----------            ----------
  At end of year (including accumulated undistributed net
    investment income of $5,151 and accumulated distributions in excess of net
    investment income of $20, respectively)                                         $7,364,015            $5,622,758
                                                                                    ==========            ==========

*Amount was less than $(1).

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                          ---------------------------------------------         PERIOD ENDED
INITIAL CLASS SHARES                                        2002                2001               2000   DECEMBER 31, 1999*
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout
 each period):
Net asset value - beginning of period                     $ 9.69              $10.80             $12.04               $10.00
                                                          ------              ------             ------               ------
Income from investment operations# -
  Net investment income(S)                                $ 0.05              $ 0.04             $ 0.09               $ 0.03
  Net realized and unrealized gain (loss) on
    investments and foreign currency                       (1.20)              (1.11)             (0.93)                2.34
                                                          ------              ------             ------               ------
      Total from investment operations                    $(1.15)             $(1.07)            $(0.84)              $ 2.37
                                                          ------              ------             ------               ------
Less distributions declared to shareholders -
  From net investment income                              $(0.04)             $(0.03)            $(0.05)              $(0.02)
  From net realized gain on investments and
    foreign currency transactions                           --                  --                (0.22)               (0.31)
  In excess of net realized gain on investments
    and foreign currency transactions                       --                 (0.01)             (0.13)                --
                                                          ------              ------             ------               ------
      Total distributions declared to
        shareholders                                      $(0.04)             $(0.04)            $(0.40)              $(0.33)
                                                          ------              ------             ------               ------
Net asset value - end of period                           $ 8.50              $ 9.69             $10.80               $12.04
                                                          ======              ======             ======               ======
Total return                                              (11.89)%             (9.95)%            (7.09)%              23.83%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                1.15%               1.16%              1.19%                1.31%+
  Net investment income                                     0.54%               0.44%              0.78%                0.37%+
Portfolio turnover                                           148%                 71%               101%                  68%
Net assets at end of period (000 Omitted)                 $7,364              $5,623             $4,669               $1,651

  (S) Subject to reimbursement by the series, the investment adviser has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fees. In consideration, the series pays the investment adviser a fee not greater than 0.15% of average daily net assets. Prior to May 1, 2000, the reimbursement fee was not greater than 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and ratios would have been:
        Net investment loss                               $(0.04)             $(0.06)            $(0.09)              $(0.18)
        Ratios (to average net assets):
          Expenses##                                        2.10%               2.22%              2.78%                4.39%+
          Net investment loss                              (0.41)%             (0.62)%            (0.81)%              (2.71)%+
 * For the period from the commencement of the series' investment operations, May 3, 1999, through December 31, 1999.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                                    ----------------------------         PERIOD ENDED
SERVICE CLASS SHARES                                                  2002                 2001    DECEMBER 31, 2000*
---------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $ 9.72               $10.79                $11.69
                                                                    ------               ------                ------
Income from investment operations# -
  Net investment income(S)                                          $ 0.01               $ 0.06                $ 0.05
  Net realized and unrealized loss on investments and
    foreign currency                                                 (1.14)               (1.11)                (0.75)
                                                                    ------               ------                ------
      Total from investment operations                              $(1.13)              $(1.05)               $(0.70)
                                                                    ------               ------                ------
Less distributions declared to shareholders -
  From net investment income                                        $(0.02)              $(0.01)               $(0.04)
  From net realized gain on investments and foreign
    currency transactions                                             --                   --                   (0.10)
  In excess of net realized gain on investments and foreign
    currency transactions                                             --                  (0.01)                (0.06)
                                                                    ------               ------                ------
      Total distributions declared to shareholders                  $(0.02)              $(0.02)               $(0.20)
                                                                    ------               ------                ------
Net asset value - end of period                                     $ 8.57               $ 9.72                $10.79
                                                                    ======               ======                ======
Total return                                                        (11.65)%              (9.76)%               (7.53)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                          1.40%                1.36%                 1.37%+
  Net investment income                                               0.15%                0.59%                 0.75%+
Portfolio turnover                                                     148%                  71%                  101%
Net assets at end of period                                           $148                 $168                  $187

  (S) Subject to reimbursement by the series, the investment adviser has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management and distribution fees. In consideration, the series pays MFS a fee not greater than 0.15% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                                         $(0.07)              $(0.05)               $(0.07)
        Ratios (to average net assets):
          Expenses##                                                  2.35%                2.42%                 2.96%+
          Net investment loss                                        (0.80)%              (0.47)%               (0.84)%+
 * For the period from the inception of the Service Class shares, May 1, 2000, through December 31, 2000.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Global Equity Series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products. As of December 31, 2002, there were 11 shareholders.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The Series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company
(MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 2002, the value of securities loaned was $496,156. These loans were collateralized by cash of $519,809 which was invested in the following short-term obligations:

                                                                     IDENTIFIED
                                                     SHARES      COST AND VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio        519,809            $519,809

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The series custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions and capital losses.

The tax character of distributions declared for the years ended December 31, 2002 and December 31, 2001 were as follows:

                                         DECEMBER 31, 2002   DECEMBER 31, 2001
------------------------------------------------------------------------------
Ordinary income                                    $32,001             $19,998

During the year ended December 31, 2002, accumulated undistributed net investment income increased by $4,692, and accumulated net realized loss on investments and foreign currency transactions increased by $4,692, due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

As of December 31, 2002, the components of accumulated losses on a tax basis were as follows:

             Undistributed ordinary income                 $   5,766
             Capital loss carryforward                      (668,143)
             Unrealized loss                                (757,048)
             Other temporary differences                        (615)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

            EXPIRATION DATE                            CARRYFORWARD
            -------------------------------------------------------
            December 31, 2009                              $306,860
            December 31, 2010                               361,283
                                                           --------
              Total                                        $668,143
                                                           ========

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 1.00% of the series' average daily net assets. The series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the series operating expenses, exclusive of management, distribution, and service fees. The series in turn will pay MFS an expense reimbursement fee not greater than 0.15% of average daily net assets. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 2002, aggregate unreimbursed expenses amounted to $184,904. Prior to May 1, 2000, the reimbursement fee was not greater than 0.25% of average daily net assets.

The series pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the fund series with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the series' average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. Prior to May 1, 2002, a portion of this distribution fee was not imposed. Fees incurred under the distribution plan during the year ended December 31, 2002 were 0.25% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $10,877,269 and $8,590,946, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                       $8,053,490
                                                                      ---------
Gross unrealized depreciation                                         $(905,857)
Gross unrealized appreciation                                           148,562
                                                                      ---------
   Net unrealized depreciation                                        $(757,295)
                                                                      =========

(5) Shares of Beneficial Interest
The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares

                                               YEAR ENDED DECEMBER 31, 2002         YEAR ENDED DECEMBER 31, 2001
                                            -------------------------------           --------------------------
                                                   SHARES            AMOUNT              SHARES           AMOUNT
----------------------------------------------------------------------------------------------------------------
Shares sold                                     1,599,007      $ 14,091,991             451,921      $ 4,570,172
Shares issued to shareholders in
  reinvestment of distributions                     3,776            32,001               2,038           19,997
Shares reacquired                              (1,316,559)      (11,613,983)           (305,807)      (3,092,658)
                                               ----------      ------------           ---------      -----------
    Net increase                                  286,224      $  2,510,009             148,152      $ 1,497,511
                                               ==========      ============           =========      ===========

For the fiscal years ended December 31, 2002 and December 31, 2001, the series had no Service Class share activity.

(6) Line of Credit
The series and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the year ended December 31, 2002, was $63. The series had no borrowings during the year.

INDEPENDENT AUDITORS' REPORT

To the Trustees of the MFS Variable Insurance Trust and Shareholders of MFS Global Equity Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Equity Series, (the "Series") (one of the series constituting MFS Variable Insurance Trust) as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of MFS Global Equity Series as of December 31, 2002, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 6, 2003
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FEDERAL TAX INFORMATION (Unaudited)

For the year ended December 31, 2002, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 58.49%.

For the year ended December 31, 2002, income from foreign sources was $73,709, and the series designated a foreign tax credit of $8,143.
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(C)2003 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                         VGE-ANN 2/03 400